EXHIBIT 99.2

CERTIFICATION
Pursuant to 18 U.S.C Section 1350 as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

            Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital SBIC, L.P. (the "Company"), does hereby certify, to such officers knowledge, that:

            The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the Form10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2002	/s/ Allen F. Grum Allen F. Grum, President of Rand Capital Corporation (equivalent of chief executive officer of Rand Capital SBIC, L.P.)
Dated: November 8, 2002	/s/ Daniel P. Penberthy Daniel P. Penberthy, Treasurer of Rand Capital Corporation (equivalent of chief financial officer of Rand Capital SBIC, L.P.)